SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material under Rule 14a-12


                            Bay State Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
          N/A
________________________________________________________________________________
2)   Aggregate number of securities to which transactions applies:
          N/A
________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          N/A
________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:
          N/A
________________________________________________________________________________
5)   Total fee paid:
          N/A
________________________________________________________________________________
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
               N/A
________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:
               N/A
________________________________________________________________________________
     3)   Filing Party:
               N/A
________________________________________________________________________________
     4)   Date Filed:
               N/A
________________________________________________________________________________

                             BAY STATE BANCORP, INC.
                               1299 Beacon Street
                         Brookline, Massachusetts 02446
                                 (617) 739-9500

                                  June 15, 2001


     Dear Stockholder:

          You are cordially invited to attend the annual meeting of stockholders of Bay State Bancorp, Inc. The meeting will be held at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts, on Thursday, July 26, 2001, at 2:00 p.m., local time.

          The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Shatswell, MacLeod & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

          It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.

          We look forward to seeing you at the meeting.


                                         Sincerely,

                                         /s/John F. Murphy

                                         John F. Murphy
                                         Chairman of the Board, President and
                                         Chief Executive Officer

                             BAY STATE BANCORP, INC.
                               1299 Beacon Street
                         Brookline, Massachusetts 02446
                                 (617) 739-9500

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     On Thursday, July 26, 2001, Bay State Bancorp, Inc., (the "Company") will hold its annual meeting of stockholders at the Double Tree Guest Suites, 550
Winter Street, Waltham, Massachusetts. The meeting will begin at 2:00 p.m., local time. At the meeting, the stockholders will consider and act on the following:

     1. To elect two directors to serve for a term of three years;

     2. To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the fiscal year ending March 31, 2002; and

     3. To transact any other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only stockholders of record at the close of business on May 29, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Jill W. Lacy

                                            Jill W. Lacy
                                            Corporate Secretary


Brookline, Massachusetts
June 15, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                             Bay State Bancorp, Inc.
                                 Proxy Statement

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bay State Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Bay State Federal Savings Bank ("Bay State Federal" or the "Bank"). The annual meeting will be held at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts, on Thursday, July 26, 2001 at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about June 15, 2001.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on May 29, 2001. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     As of the close of business on May 29, 2001, a total of 1,757,393 shares of Company common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record owners of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares, are not entitled to any vote with respect to the shares held in excess of that limit.

Attending the Meeting

     If you are a stockholder as of the close of business on May 29, 2001, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of both nominees, withhold votes for both nominees or withhold votes for a specific nominee. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting on the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. The ratification of Shatswell, MacLeod & Company, P.C. as independent auditors will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this matter.

Voting by Proxy

     The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" both of the nominees and "FOR" ratification of Shatswell, MacLeod & Company, P.C. as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction to your broker or bank, you must contact your broker or bank.

Participants  in Bay State  Federal's  Employee Stock  Ownership Plan and 401(a)
Plan

     If you participate in the Bank's Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of Company common stock through the Bank's 401(a) Plan, you will receive with this proxy a voting instruction card for each plan that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to the participant's plan account. Subject to the exercise of its fiduciary duties, the ESOP trustee will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(a) Plan, a participant is entitled to direct the trustee as to the shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to Registrar and Transfer Company is Friday, July 20, 2001.

                                 Stock Ownership

     The following table provides information as of May 29, 2001, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and                                                       Number of Shares            Percent of Common
Address                                                              Owned                 Stock Outstanding
-------                                                              -----                 -----------------
Bay State Federal Savings Bank                                     198,675(1)                      11.31%
  Employee Stock Ownership Plan and Trust
1299 Beacon Street
Brookline, Massachusetts  02446

Bay State Federal Savings Charitable Foundation                    159,795(2)                       9.09%
1299 Beacon Street
Brookline, Massachusetts  02446

Tontine Financial Partners, L.P.                                   116,800(3)                       6.65%
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
Jeffrey L. Gendell
200 Park Avenue, Suite 3900
New York, New York  10166

(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participant's accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of May 29, 2001, 81,794 shares had been allocated to participants and 121,024 shares remain unallocated under the ESOP.

(2) The terms of the foundation's gift instrument require that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

(3) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13F filed with the SEC and most recently amended in March, 2001.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of May 29, 2001. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                        Number of                  Options                Percent of
                                        Shares Owned (1)(2)        Exercisable            Common Stock
           Name                         (Excluding Options)        Within 60 Days         Outstanding (3)
------------------------------------    -------------------        --------------         ---------------
Robert B. Cleary                                   5,340                4,340                   *
Michael O. Gilles                                 18,221                6,972                1.43%
Leo F. Grace                                      15,590                4,340                1.13%
Richard F. Hughes                                  6,690                4,340                   *
Richard F. McBride                                25,603(4)             4,340                1.70%
Philip R. McNulty                                  9,067                6,600                   *
John F. Murphy                                    40,558(5)            34,860                4.21%
Denise M. Renaghan                                28,127               26,145                3.04%
Kent T. Spellman                                  56,120(6)             4,340                3.43%
Directors and executive officers
  as a group (9 persons)                         205,316               96,277               16.27%

*    Less than 1% of shares outstanding

(1) Includes unvested shares of restricted stock awards held in trust as part of the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Cleary, Grace, Hughes, McBride and Spellman 2,604 shares; Mr. Gilles 4,055 shares; Mr. McNulty 2,500 shares; Mr. Murphy 12,674 shares; and Ms. Renaghan 9,506 shares.

(2) Includes shares held under the Bay State Federal Savings Bank Employee Stock Ownership Plan, with respect to which the beneficial owner has voting but not investment power as follows: Mr. Gilles 4,499 shares; Mr. McNulty 2,175 shares; Mr. Murphy 4,806 shares; and Ms. Renaghan 4,726 shares.

(3) Based on 1,757,393 shares of Company common stock outstanding and entitled to vote as of May 29, 2001, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.

(4)  Includes 9,013 shares held by Mr. McBride's spouse.

(5) Includes 195 shares held by Mr. Murphy's spouse's individual retirement account.

(6) Includes 10,000 shares held by Mr. Spellman's spouse and 1,780 shares held by a corporation in which Mr. Spellman is a principal owner.

                       Proposal 1 - Election of Directors

     The Company's Board of Directors consists of seven members. Five directors are independent and two directors are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Robert B. Cleary and Kent T. Spellman, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of both of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each biography is as of March 31, 2001. There are no family relationships among the directors or executive officers. The indicated period of service includes service as a director of Bay State Federal.

                       Nominees for Election of Directors

     Robert B. Cleary has been principal of the Robert Cleary Insurance Group, a provider of life, property and casualty insurance and financial planning, located in Boston, for more than forty years. Age 65. Director since 1987.

     Kent T. Spellman is founder and President of Telluride Clothing Co., Inc., a branded clothing wholesaler, located in Natick, Massachusetts. He is also a general partner of several partnerships holding commercial real estate. Age 52. Director since 1988.

                         Directors Continuing in Office

     The following directors have terms ending in 2002:

     Leo F. Grace was President, Chief Executive Officer and Chairman of the Board of Directors of Union Federal Savings Bank of Boston from 1968 until the merger of Union Federal with the Bank in February 1997. He served as a consultant to the Bank until February 21, 2000. Age 69. Director since 1997.

     Richard F.  Hughes is the  founder and  President  of Hughes &  Associates,
Inc., an organizational and management consulting firm located in Quincy, Massachusetts. Age 69. Director since 1997.

     John F. Murphy joined the Bank in 1961 and served in various positions until 1976, when he was named President and Chief Executive Officer of the Bank. In 1994, he was also named Treasurer of the Bank. In 1996, Mr. Murphy was elected Chairman of the Board of Directors. Mr. Murphy is a director of Connecticut On-Line Computer Center and is a member of the Legislative, Secondary Market and Federal Home Loan Bank System Committees and the Government Affairs Council of the America's Community Bankers. He is a past president of the New England League of Savings Institutions and a former director of the Federal Home Loan Bank of Boston. Age 61. Director since 1975.

     The following directors have terms ending in 2003:

     Richard F. McBride is the owner of H.R. McBride Realtor, located in Watertown, Massachusetts. Age 73. Director since 1994.

     Denise M. Renaghan joined the Bank in 1974 and has served in various positions before being named Executive Vice President and Chief Operating Officer in January 1997 and President of Bay State Federal in July 2000. Ms. Renaghan is a member of the Education Committee of America's Community Bankers, and Loan Committee of the Connecticut On-Line Computer Center. She is a past president and currently a member of the Financial Managers Society and is a past president of the Brookline Consortium for Community Housing. Age 44. Director since 1997.

Executive Officers who are not Directors

     Michael O. Gilles joined the Bank in March of 1998 and has served as Senior Vice President and Chief Financial Officer. Prior to his current position Mr. Gilles served as Senior Vice President and Chief Financial Officer of Cambridgeport Bank from January 1997 through February 1998 and Executive Vice president and Chief Financial Officer of Walden Bancorp through January 1997. Mr. Gilles also serves as President of the Financial Managers Society, Boston Chapter. Age 41.

     Philip R. McNulty joined the Bank in June of 1998 and has served as Senior Vice President and Chief Lending Officer. Prior to his current position Mr. McNulty served as Senior Vice President of Salem Five Cent Savings from January 1996 through December 1997 and as Senior Vice President, Shawmut Bank from July 1977 through December 1995. Mr. McNulty also serves as a Director of the Massachusetts Mortgage Bankers Association. Age 45.

Meetings and Committees of the Board of Directors

     The Company and the Bank conduct business through meetings of their Board of Directors and through activities of their committees. The Board of Directors of the Company meets at least quarterly. The Board of Directors of the Bank generally meets monthly and may have additional meetings as needed. During fiscal 2001, the Board of Directors of the Company held six meetings and the Board of Directors of the Bank held 12 meetings. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during fiscal 2001.

     The Board of Directors of the Company maintains the following committees:

     Audit and Compliance Committee. The Audit and Compliance Committee of the Company, consisting of Messrs. Cleary, McBride and Spellman, reviews the Company's audit reports and management's actions regarding the implementation of audit findings and reviews compliance with all relevant laws and regulations. The Committee is also responsible for supervising the Company's internal auditor and engaging the Company's independent auditor. The Audit and Compliance Committee met three times in fiscal 2001.

     Compensation Committee. The Compensation Committee, consisting of Messrs. Cleary, McBride and Murphy, is responsible for all matters regarding compensation and fringe benefits. The Compensation Committee met twice in fiscal 2001.

     Nominating Committee. The Company's Nominating Committee for the 2001 Annual Meeting consisted of Messrs. Murphy, Hughes and McBride. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. The Nominating Committee met on April 19, 2001.

Directors Compensation

     Directors' Fees. All directors of the Company are paid an annual retainer of $6,000. All Directors of the Bank are paid an annual retainer of $8,250 and receive a fee of $500 for each Board meeting attended. Members of the Executive Committee of the Bank additionally receive an annual retainer of $4,000 and a fee of $500 for each meeting attended. Members of the Audit and Compensation Committees receive a fee of $500 for each meeting attended.

                             Executive Compensation

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the other highest paid executive officers of Bay State Federal who received salary and bonus of $100,000 or more during the fiscal year ended March 31, 2001 ("Named Executive Officers").

                                                                                              Long Term Compensation
                                                                                                     Awards
                                                           Annual Compensation(1)           Restricted
                                                                                               Stock     Securities    All Other
Name and                                                Fiscal     Salary         Bonus        Awards    Underlying  Compensation
Principal Positions                                      Year      ($)(2)          ($)         ($)(3)   Options/SARs     ($)(4)
John F. Murphy                                           2001      $319,000      $85,000      $   --          --        $66,348
Chairman, President and Chief Executive                  2000       299,500       70,000          --          --         42,314
Officer of the Company and Chairman                      1999       273,848         --         500,702      63,381       59,628
and Chief Executive Officer of the Bank

Denise M. Renaghan                                       2001      $218,000      $60,000      $   --          --        $49,552
Executive Vice President and Chief                       2000       199,000       50,000          --          --         23,690
Operating Officer of the Company and                     1999       167,848         --         375,527      47,536       29,144
President and Chief Operating Officer
of the Bank

Michael O. Gilles                                        2001      $147,000      $28,000      $   --          --        $40,988
Senior Vice President and Chief Financial                2000       140,000       30,000          --          --         22,305
Officer of the Bank and Company                          1999       144,137         --         168,232      12,676       22,863

Philip R. McNulty                                        2001      $131,250      $25,000      $   --          --        $40,009
Senior Vice President and Chief Lending                  2000       125,000       25,000          --          --         20,443
Officer of the Bank and Company                          1999        94,231       10,000        98,750      12,000         --

(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.

(2)  Includes directors' fees for Mr. Murphy and Ms. Renaghan.

(3) Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty beneficially own 13,942, 10,457, 4,461 and 2,750 unvested shares of restricted stock, respectively, granted on October 8, 1998 under the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan. As of March 31, 2001, the market value of those shares was $402,924, $302,207, $128,923 and $79,475, respectively.
     When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto plus earnings thereon. The dollar amount set forth in the table represents the market value of the shares awarded on the date of grant.

(4) Includes matching contributions under the Bank's 401(a) Plan of $5,214 $6,520, $4,422, and $4,740, and allocations under the employee stock ownership plan with a market value as of March 31, 2001 of $35,435, $35,435, $35,435 and $35,269 for Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty respectively. Also includes the value of split dollar life insurance arrangements, based upon an actuarial analysis of $4,784 for Mr. Murphy and $249 for Ms. Renaghan for fiscal year 2001. The life insurance arrangements provide that Mr. Murphy and Ms. Renaghan may receive a benefit, if any, equal to the difference between the cash surrender value of the policy and the premiums paid by the Bank. Also, includes the value of amounts credited under the Bank's non-qualified benefit plan of $20,915, $14,698 and $26,838 for Mr. Murphy for fiscal years 2001, 2000 and 1999 respectively; $7,348 in 2001 and $1,277 in 1999 for Ms. Renaghan; and $1,130 in 2001 for Mr. Gilles.

Employment Agreements

     The Company and the Bank maintain employment agreements with Mr. Murphy and Ms. Renaghan. The employment agreements are intended to ensure that the Bank and the Company maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these officers.

     Each of the Company employment agreements provide for a five-year term of employment that extends on a daily basis until either the executive or the Company provides written notice of non-renewal, at which time the term of the agreement becomes a fixed five-year term. Each of the Bank employment agreements provide for a three-year term of employment that the Bank may extend on an annual basis following a performance evaluation of the Executive. Under the employment agreements, the base salary of the executive is reviewed annually by the Board of Directors or a committee of the Board of Directors. In addition to base salary, the agreements provide for, among other things, participation in stock benefit plans and other certain employee and fringe benefit programs applicable to executive personnel.

     Each of the agreements provide that the Company or Bank, as applicable, may terminate the executive's employment for cause, as described in the respective agreements, at any time. In the event that either the Company or Bank terminates the executive's employment for reasons other than for cause, or in the event the executive resigns after specified circumstances that would constitute constructive termination, then the executive or, in the event of the executive's death, executive's beneficiary will receive an amount equal to the remaining compensation payments and benefits that would have been provided to the executive during the remaining term of the agreement. Upon any such termination of the executive, the executive is subject to a one-year non-competition agreement.

     Under the agreements, upon involuntary termination or, under certain circumstances, voluntarily termination following a change in control of the Bank or the Company, the executive or, in the event of the executive's death, executive's beneficiary would receive a severance payment equal to the greater of (i) the payments and benefits due for the remaining term of the agreement or
(ii) five times (in the case of the Company agreement) or three times (in the case of the Bank agreement) the executive's annual compensation for the relevant period. The Company or Bank would also continue the executive's health and welfare benefits for sixty or thirty-six months, respectively. If a change in control occurs, the executive will not receive duplicative payments or benefit coverage under the employment agreements.

Change in Control Agreements

     The Company and the Bank each maintain a three-year change in control agreement with Mr. Gilles. The Bank also maintains a two-year change in control agreement with Mr. McNulty. The Bank agreements are renewable annually and the Company agreement renews daily. The agreements provide that in the event of involuntary termination or, under certain circumstances, voluntary termination following a change in control of the Bank or the Company, the officer is entitled to receive a severance payment equal to two times or three times (as the case may be) the officer's average annual compensation for the five years preceding termination. The Bank or the Company would also continue and pay for the officer's life, health and disability coverage for 36 or 24 months (as the case may be) following termination. The Company will guarantee the payments to the officer under the Bank agreements if are not paid by the Bank.

Retirement Plan

     The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees are generally eligible to participate in the Retirement Plan once they turn 21 years old and complete 12 consecutive months of employment with the Bank. Hourly-paid employees are excluded from participation in the Retirement Plan. The formula for normal retirement benefits payable annually under the Retirement Plan is 2% multiplied by years of benefit service multiplied by the average of the participant's highest three years of salary paid by the Bank. A participant may elect early retirement as early as age 45. However, a participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

     Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant will become 100% vested in the accrued benefit under the Retirement Plan. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 2001, Mr. Murphy, Ms. Renaghan, Mr. Gilles and Mr. McNulty had 35, 27, 3 and 3 credited years of service, respectively.

     The following table indicates the annual retirement benefits payable under the pension plan and the related benefit equalization plan (see below) upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $140,000 per year and annual compensation for calculation purposes is limited to $170,000 per year for the 2001 calendar year.

                                                      Years of Service
  Average Annual          -----------------------------------------------------------------------------
   Compensation              5           10             15            20             25           30+
   ------------           -------      -------       --------      --------       --------     --------
    $ 75,000              $ 7,500      $15,000       $ 22,500      $ 30,000       $ 37,500     $ 45,000
     100,000               10,000       20,000         30,000        40,000         50,000       60,000
     125,000               12,500       25,000         37,500        50,000         62,500       75,000
     150,000               15,000       30,000         45,000        60,000         75,000       90,000
     175,000               17,500       35,000         52,500        70,000         87,500      105,000
     200,000               20,000       40,000         60,000        80,000        100,000      120,000
     250,000               25,000       50,000         75,000       100,000        125,000      150,000
     300,000               30,000       60,000         90,000       120,000        150,000      180,000
     350,000               35,000       70,000        105,000       140,000        175,000      210,000
     400,000               40,000       80,000        120,000       160,000        200,000      240,000
     450,000               45,000       90,000        135,000       180,000        225,000      270,000

Supplemental Executive Retirement Plan

     Bay State Federal maintains a program which provides for supplemental benefits to designated individuals who retire, terminate employment in connection with a change in control, or whose participation in the employee stock ownership plan ends due to termination of the employee stock ownership plan (regardless of whether the individual terminates employment) prior to the complete scheduled repayment of the employee stock ownership plan loan. Generally, the supplemental executive retirement plan will provide the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he remained employed throughout the scheduled term of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of such individual. Benefits vest equally over a five-year period beginning on the date of participation. The vested portion of the benefits are payable upon the termination of the participant's service (other than for cause). At March 31, 2001, Mr. Murphy and Ms. Renaghan participated in the program.

Benefit Equalization Plan

     The Bank maintains a retirement benefit equalization plan to provide selected employees with retirement benefits which would have been provided under the Bank's tax-qualified retirement plan but for certain limitations imposed by the Internal Revenue Code.

     A participant's benefit under this plan generally equals the benefits that would have accrued or allocated under the tax-qualified plans, but for the limitations, less the benefits actually accrued or allocated under such plans. The Bank has established a grantor trust (also known as a rabbi trust) to hold assets of the Bank for the purpose of paying benefits under the benefit equalization plan, provided that, in the event of the insolvency of the Bank, the assets of the trust are subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of common stock to be used to satisfy the obligations of the Bank for the payment of benefits under the benefit equalization plan. At March 31, 2001, Mr. Murphy, and Ms. Renaghan participated in the program and Mr. Gilles participated in the program with regard to ESOP-related benefits.

Option Value at Fiscal Year-End

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of March 31, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of the stock options and the fiscal year-end price of the common stock.

                                       Number of Securities
                                      Underlying Unexercised                        Value of Unexercised
                                            Options At                             in-the-money Options
                                        Fiscal Year-End (#)                      at Fiscal Year-End ($)(1)
                                   ------------------------------              ------------------------------
Name                               Exercisable      Unexercisable              Exercisable      Unexercisable
----                               -----------      -------------              -----------      -------------
John F. Murphy                        28,521           34,860                   $260,967         $318,969
Denise M. Renaghan                    21,391           26,145                    195,728          239,227
Michael O. Gilles                      5,704            6,972                     52,192           63,794
Philip R. McNulty                      5,400            6,600                     49,410           60,390

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options exceeds the exercise price.

Executive Compensation

     The reports of the Compensation and the Audit and Compliance Committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to the fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement. Since the Company has no employees other than Bank employees who perform services to the Company without additional compensation, the Bank's Compensation Committee evaluates the performance of each Named Executive Officer and other senior officers of the Company and the Bank and determines the compensation of all executives. While the President and Chief Executive Officer is a member of the Compensation Committee, he recuses himself from any discussion or voting regarding his level of compensation.

     Compensation Policies. The Company's executive compensation policies are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain an annual compensation program for executive officers which consists of two main elements, base salary and a bonus. In addition, executive officers participate in other benefit plans available to all employees, including the retirement plan, 401(a) plan, the Bay State Federal Savings Bank Employee Stock Ownership Plan, the stock-based benefit plans and, if designated by the board of directors, certain other executive compensation arrangements.

     The salary and bonus levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determinations, the Compensation Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the New England region of the United States.

     Although the Compensation Committee does not use any specific formula, salary increases and annual bonus determinations are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer. The Compensation Committee also seeks the input of the President and Chief Executive Officer with regard to the performance evaluation of other executive officers.

     Stock-Based Compensation. In addition to salary and bonuses, executive officers participate in the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan. Each of the executive officers was granted stock options and restricted stock awards under the plan in 1998, which vest over a five-year period. The Compensation Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders as the value of this component of compensation increases as the common stock of the Company appreciates in value.

     Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 2001, Mr. Murphy's base salary totaled $290,000, which represented a $15,000 increase from the previous fiscal year. In addition, he received a bonus of $85,000 for fiscal 2001. The Compensation Committee utilizes the similar survey data for the Chief Executive Officer that it utilizes for its other executive officers in reaching a determination for any salary increases or bonus. The Compensation Committee believes that Mr. Murphy's compensation is appropriate based upon the Bank's compensation policy, Mr. Murphy's performance in managing the Company, the Company's performance during the fiscal year and a comparison of peer institutions.

                                Robert T. Cleary
                               Richard F. McBride
                                 John F. Murphy

Compensation Committee Interlocks and Insider Participation

     Mr. Murphy served on the Company's Compensation Committee during the 2001 fiscal year. During that time, Mr. Murphy served as Chairman of the Board and Chief Executive Officer of the Company and the Bank and President of the Company.

                             Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three directors, each of whom is independent under American Stock Exchange listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

                                Robert T. Cleary
                               Richard F. McBride
                                Kent T. Spellman

                             Stock Performance Graph

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Composite Index and with the SNL American Stock Exchange Thrift Index. The graph assumes that $100 was invested at the close of business on March 30, 1998, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

                                [GRAPH OMITTED]

                                     03/30/98    03/31/99   03/31/00    03/31/01
                                     --------    --------   --------    --------
Bay State Bancorp, Inc.               $100.00     $ 69.95    $ 58.20     $101.90
The AMEX Composite Index               100.00       96.45     136.47      129.56
SNL AMEX Thrift Index                  100.00       72.23      63.99       90.29

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and 10% stockholders has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2001, except for Richard F. McBride with respect to a purchase transaction for whom a Form 4 was filed late and one late Form 3 filed by The Bay State Federal Savings Charitable Foundation, upon becoming a greater than 10% stockholder.

                          Transactions with Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     While Bay State Federal does not currently make loans or extend credit to its executive officers, directors and employees at different rates than those offered to the general public, it did make such loans under a previous loan policy in place prior to the enactment of the Financial Institutions Reform, Recovery and Enforcement Act. Such loan policy, however, did not give any preference to any director or officer over any other employee, and outstanding loans granted under such policy do not involve more than the normal risk of collectibility or present other unfavorable features.

               Proposal 2 -- Ratification of Independent Auditors

     The Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to be its auditors for the 2002 fiscal year, subject to the ratification by stockholders. A representative of Shatswell, MacLeod & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Board of Directors.

     The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

Audit Fees

     The aggregate fees billed to the Company by Shatswell, MacLeod for the annual audit and for the review of the Company's Forms 10-Q for the fiscal year 2001 totaled $62,000.

All Other Fees

     The aggregate fees the Company paid to Shatswell, MacLeod for all non-audit services, including fees for tax-related services, during fiscal year 2001 totaled $9,000. The Audit Committee believes that the non-audit fees paid to and services provided by Shatswell, MacLeod are compatible with maintaining Shatswell, MacLeod's independence.

                                  Miscellaneous

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $4,250 inclusive of out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on May 29, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10-K (without exhibits) for the fiscal year ended March 31, 2001, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on May 29, 2001 upon written request to Jill W. Lacy, Corporate Secretary, Bay State Bancorp, Inc., 1299 Beacon Street, Brookline, Massachusetts 02446.

                              Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than February 15, 2002. If such Annual Meeting is held on a date more than 30 calendar days from July 26, 2002, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to the proxy rules adopted by the Securities and Exchange Commission.

     The Bylaws of the Company, a copy of which may be obtained from the Company, sets forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. A copy of the Bylaws may be obtained from the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Jill W. Lacy

                                            Jill W. Lacy
                                            Corporate Secretary

Brookline, Massachusetts
June 15, 2001

                                                                      Appendix A

                             BAY STATE BANCORP, INC.
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

AUDIT AND COMPLIANCE COMMITTEE

There shall be a committee of the Board of Directors to be known as the Audit and Compliance Committee (the "Audit Committee"). The Audit Committee shall be composed of at least three Directors who are independent of the Management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee Member. Each Audit Committee member must be able to read and understand fundamental financial statements. At least one Committee Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or backround, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside programs.

Independence

     A Director will not be considered "Independent" if, among other things, the Director has:

          o Been employed by the Company of its affiliates in the current or past three years.

          o Accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board services, retirement plan benefits, or non-discretionary compensation). An immediate family member who is, or has been in the past three years employed by the Company of its affiliated as an executive officer.

          o Been a partner, controlling shareholder or an executive officer of any for profit business to which the Company made from or from which it received payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the company's consolidated gross revenues for that year, or $200,000 which ever is more, in any of the past three years.

          o Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Company's Directors in fulfilling their responsibilities to shareholders and investment community relating to the Company's accounting, reporting practices of the Company and quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the Independent Auditors, the Internal Auditors and the financial management of the Company.

MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee will meet at least annually in a separate executive session with Management, the Independent Auditors and the Internal Auditors to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

RESPONSIBILITIES

1) Review and update this Charter at least annually or as conditions dictate and ascertain that this Charter is reported in the Company's proxy statement at least once every three years.

2) Report periodically to the Board of Directors.

3) Review and recommend to the Board of Directors the Independent Auditors to be selected to audit the financial statements of the Company and subsidiaries.

4) Meet with the Independent Auditors and Management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be used, and at the conclusion review the audit findings, including comments or recommendations of the Independent Auditors.

5) Review the Internal Audit of the Company including the independence of the Auditor, the proposed audit plan for the current year and the coordination of such plans with the Independent Auditors.

6) Consult with the Independent and Internal Auditors about the integrity of the Company's financial reporting process (internal and external).

7) Inquire as to the Independent Auditor's judgments about the quality and appropriateness of the Company's accounting principals as applied in its financial statements.

8) Consider and approve, if appropriate, major changes to the Company's auditing and accounting principals and practices as suggested by the Independent Auditors, Management or the Internal Auditors.

The Audit Committee, in accordance with the rules issued by the SEC, will write a report to be included in all proxy and information statements relating to votes of shareholders occurring after December 15, 2000. In the report, the Audit Committee will state whether the Audit Committee has:

     1)   Reviewed  and  discussed  the  audited   financial   statements   with
          management;

     2) Discussed with the Independent Auditors the matters required to be discussed by Statements on Auditing Standards No. 61, as may be modified or supplemented; and

     3) Received from the Independent Auditors disclosures regarding the Auditor's independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented and discussed with the Independent Auditors the Auditors' independence.

The rules require that the report of the Audit Committee also include a statement by the Audit Committee whether, based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principals. This is the responsibility of Management and the Independent Auditor.

"When Necessary" Activities:

Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Auditor.

Review and approve requests for any management consulting engagement to be performed by the Company's Independent Auditors and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter

Review  periodically with general counsel legal and regulatory  matters that may
have  a  material  impact  on  the  AICPA's  and  Related  Entities'   financial
statements, compliance policies and programs.

Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain Independent Counsel and other professionals to assist in the conduct of any investigation.

INDEPENDENT AUDITORS

Each Year the Independent Auditing Firm will present their Audit Plan and the estimated fees for performing the annual audit and quarterly reviews of Form 10-Q in the form of an engagement letter. This engagement letter will be presented to the Audit Committee for their approval.

The Audit Committee will meet with the Independent Auditors to review the Audit Plan and results of their annual audit and to discuss any concerns of the Independent Auditors including those items cited in the Management Letter of the Company's internal control function.

The Audit Committee will consider any communications, either written or oral, received from the Independent Auditors related to the conduct of the audit. These communications are required by Statements on Auditing Standards No. 61, "Communications With Audit Committees" (SAS 61). Matters required to be communicated by the Independent Auditors to the Audit Committee include: the auditors responsibility under generally accepted auditing standards significant accounting policies, management judgments and accounting estimates, audit adjustments, uncorrected misstatements that were determined by management to be immaterial, the Independent Auditors' judgments about the quality of the Company's accounting principals, other information in documents containing audited financial statements, disagreements with management prior to retention and difficulties encountered in performing the audit. SAS 61 states that of the above matters, the following after being communicated to the Audit Committee, should be discussed with the Independent Auditors: the Independent Auditors' judgments about the quality of the Company's accounting principals, other information in documents containing audited financial statements, disagreements with management, consultation with other accountants and major issues discussed with management prior to retention.

If the Independent Auditors, in their quarterly review of the Company's' interim financial statements communicate to the Audit Committee any SAS 61 matters described above, the Audit Committee shall consider such matters.

In  accordance  with  Standard  No.  1,  "Independence   Discussion  with  Audit
Committees" issued by the Independence Standards Board, the Audit Committee will, at least annually:

Receive from the Independent Auditors, in writing, a description of all relationships between the Independent Auditors and their related entities and the Company and its related entities that in the Independent Auditors' professional judgment may reasonably be thought to bear on independence;

Receive from the Independent Auditors', in writing, a confirmation that the Independent Auditors, in their professional judgment, are independent of the Company within the meaning of the Securities Act administered by the SEC.

Discuss with the Independent Auditors their independence.

INTERNAL AUDITORS

The objective of the Company's internal audit function is to determine that the Company has established effective internal controls and compliance with managerial policies, laws, regulations and generally accepted accounting principals.

Internal audit responsibilities will be fulfilled by either an employee of the Company or an outside firm that provides internal audit services. On an annual basis, senior management and the Audit Committee will evaluate whether the internal audit function would be fulfilled by a Company employee or employees or an outside firm which provides internal audit services.

The internal auditors will use follow-up procedure to ensure that exceptions noted during regulatory exams and independent or internal audits are addressed in a satisfactory manner.

The President and the Audit Committee will have authority to approve internal audit special investigations which have not been included as part of the current Audit Plan.

                                 REVOCABLE PROXY
                             BAY STATE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 26, 2001
                              2:00 p.m. Local Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Bay State Bancorp, Inc. (the "Company"), consisting of the full board of directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on July 26, 2001, at 2:00 p.m. local time, at the Double Tree Guest Suites, 550 Winter Street, Waltham, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

          1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                        Robert B. Cleary and Kent T. Spellman

                                                          FOR ALL
                  FOR            VOTE WITHHELD            EXCEPT
                  ---            -------------            ------

                  [_]                [_]                    [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

          2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of Bay State Bancorp, Inc. for the fiscal year ending March 31, 2002.

                  FOR                  AGAINST             ABSTAIN
                  ---                  -------             -------

                  [_]                    [_]                 [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.



                                          Dated:______________________________



                                          ____________________________________
                                          SIGNATURE OF SHAREHOLDER



                                          ____________________________________
                                          SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 15, 2001 and an Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       BAY STATE BANCORP, INC. LETTERHEAD


Dear Stock Award Recipient:

     As a participant in the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated (the "Incentive Plan") you are entitled to vote all of the unvested shares of restricted stock awarded to you under the Incentive Plan as of May 29, 2001. To do so, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope by July 20, 2001. This vote authorization form allows you to convey your voting instructions to First Bankers Trust Company, N.A. (the "Incentive Plan Trustee") on the proposals presented at the Annual Meeting of Stockholders of Bay State Bancorp, Inc. (the "Company") to be held on July 26, 2001. Also enclosed please find a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders and the Bay State Bancorp, Inc. Annual Report to Stockholders.

     Your voting instructions will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Bay State Federal Savings Bank. The voting instructions will be tallied by the Incentive Plan Trustee and used to vote the shares of Company common stock held in the Incentive Plan Trust.

     Please note that if you are an employee of Bay State Federal Savings Bank you may receive several voting cards due to your participation in various employee benefit plans. Please complete and return all voting cards that you receive.

                                           Sincerely,

                                           /s/John F. Murphy

                                           John F. Murphy
                                           Chairman of the Board, President and
                                           Chief Executive Officer

Name:______________________
Shares:____________________


                             VOTE AUTHORIZATION FORM

     I understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all shares of Bay State Bancorp, Inc. (the "Company") common stock under the Bay State Bancorp, Inc. 1998 Stock-Based Incentive Plan, as amended and restated. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on July 26, 2001.

     You are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

                      Robert B. Cleary and Kent T. Spellman


                                                                FOR ALL
     FOR                       VOTE WITHHELD                    EXCEPT
     ---                       -------------                    ------
     [ ]                           [ ]                            [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

________________________________________________________________________________

2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of Bay State Bancorp, Inc. for the fiscal year ending March 31, 2002.

     FOR                         AGAINST                        ABSTAIN
     ---                         -------                        -------
     [ ]                           [ ]                            [ ]

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  EACH  OF  THE  LISTED
PROPOSALS.

     The Incentive Plan Trustee is hereby authorized to vote the shares attributed to me in its trust capacity as indicated above.



----------------------                  --------------------------------
       Date                                       Signature


                  Please date, sign and return this form in the enclosed postage-paid envelope no later than July 20, 2001.